UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 22, 2006

                                    CDEX INC.

               (Exact Name of Registrant as Specified in Charter)



  Nevada                          000-49845                    52-2336836
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(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)            File Number)              Identification No.)

1700 Rockville Pike, Suite 400, Rockville, Maryland                20852
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code       (301) 881-0080
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.


(d) Exhibits

99.1 Preliminary Proxy filing Investor Call.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   CDEX INC.


Date:   November 22, 2006          By: /s/ James Griffin
                                        -----------------
                                        James Griffin
                                        Chief Executive Officer and President